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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                      Form 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

Date of Report:  February 2, 1998

                        UNITED ASSET MANAGEMENT CORPORATION
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               (Exact name of registrant as specified in its charter)

     Delaware                      1-9215              04-2714625
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(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                   File Number)       Identification No.)

One International Place, Boston, MA          02110
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(Address of principal executive offices)          (ZIP Code)

Registrant's telephone number, including area code:  (617) 330-8900

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Item 5.   Other Events
          On February 2, 1998, United Asset Management Corporation published a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit Number

          3(ii)     Amended and Restated By-Laws (effective as of January 20,
                    1998)

          99.1 Press Release of United Asset Management Corporation dated February 2, 1998.


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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED ASSET MANAGEMENT CORPORATION
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                                                  Registrant

DATED:  February 2, 1998 By:            /s/ William H. Park
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                                        William H. Park
                                        Executive Vice President
                                        and Chief Financial Officer